UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  April 3, 2007


                         CLEAN DIESEL TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                      000-27432             06-1393453
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  (State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)               File Number)        Identification No.)


Suite 702, 300 Atlantic Street, Stamford, CT                06901
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number including area code:     (203) 327-7050
                                                       --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

     On April 3, 2007, Clean Diesel Technologies, Inc. (the "Company") announced financial results for the fourth quarter and fiscal year ended December 31, 2006. A copy of the press release related to this announcement is attached as
Exhibit 99.1 and is incorporated into this current report by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

     Exhibit No.     Description of Exhibit
     -----------     ----------------------
     Exhibit 99.1    Press Release of Clean Diesel Technologies, Inc. dated
                     April 3, 2007.


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
                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CLEAN DIESEL TECHNOLOGIES, INC.

                             By: /S/ Ann B. Ruple
                                 ---------------------------------------
                                 Ann B. Ruple

                                 Its: Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: April 3, 2007


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